SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 8, 1999
                                                          ------------

                          COMMISSION FILE NUMBER 0-7570


   DELAWARE               CANANDAIGUA BRANDS, INC.                 16-0716709
                               AND ITS SUBSIDIARIES:
   NEW YORK               BATAVIA WINE CELLARS, INC.               16-1222994
   NEW YORK               CANANDAIGUA WINE COMPANY, INC.           16-1462887
   NEW YORK               CANANDAIGUA EUROPE LIMITED               16-1195581
   ENGLAND AND WALES      CANANDAIGUA LIMITED                          ---
   NEW YORK               POLYPHENOLICS, INC.                      16-1546354
   NEW YORK               ROBERTS TRADING CORP.                    16-0865491
   DELAWARE               BARTON INCORPORATED                      36-3500366
   DELAWARE               BARTON BRANDS, LTD.                      36-3185921
   MARYLAND               BARTON BEERS, LTD.                       36-2855879
   CONNECTICUT            BARTON BRANDS OF CALIFORNIA, INC.        06-1048198
   GEORGIA                BARTON BRANDS OF GEORGIA, INC.           58-1215938
   NEW YORK               BARTON DISTILLERS IMPORT CORP.           13-1794441
   DELAWARE               BARTON FINANCIAL CORPORATION             51-0311795
   WISCONSIN              STEVENS POINT BEVERAGE CO.               39-0638900
   ILLINOIS               MONARCH IMPORT COMPANY                   36-3539106
   GEORGIA                THE VIKING DISTILLERY, INC.              58-2183528
(State or other          (Exact name of registrant as           (I.R.S. Employer
 jurisdiction of          specified in its charter)              Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 218-2169
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

      Canandaigua  Brands,  Inc.  released  on  June  8,  1999   the   following
announcement:

               CANANDAIGUA BRANDS COMPLETES FINE WINE ACQUISITIONS

FAIRPORT, NEW YORK, JUNE 8, 1999 -- Canandaigua Brands, Inc. (Nasdaq: CBRNA and CBRNB), announced today that on June 4, 1999, the Company completed the purchase of all the outstanding capital stock of Franciscan Vineyards, Inc., and related vineyards and assets. Also, on June 4, 1999, the Company completed its purchase of all of the outstanding capital stock of Simi Winery, Inc. These acquisitions position Canandaigua as a major player in the premium wine market. The Franciscan and Simi operations will be managed together as a separate division of Canandaigua Brands.

      The Franciscan purchase includes the Franciscan Oakville Estate (Napa Valley), Estancia (Monterey and Alexander Valley) and Mt. Veeder (Napa Valley) fine wines, related wineries, equipment and inventory; the distribution rights to Veramonte (Casablanca Valley, Chile) and Quintessa (Napa Valley); land and vineyards in the prestigious Napa Valley, Alexander Valley and Monterey appellations of California; as well as a majority interest in the Veramonte winery and land and vineyards in Chile's premier appellation, the Casablanca Valley. The Simi Winery purchase includes the winery, equipment, vineyards, inventory and worldwide ownership of the Simi brand name.

      Canandaigua Brands, Inc., headquartered in Fairport, New York, is a leader in the production, marketing and distribution of beverage alcohol products in North America and the United Kingdom. The Company markets more than 180 premier brands, including imported beers, wines, spirits, cider and bottled water.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Senior Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA LIMITED

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Director
                                             (Principal Financial Officer and
                                             Principal Accounting Officer)


                                        POLYPHENOLICS, INC.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President
                                             and Treasurer

                                        ROBERTS TRADING CORP.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, President and
                                             Treasurer


                                        BARTON INCORPORATED

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS, LTD.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BEERS, LTD.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        STEVENS POINT BEVERAGE CO.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated:  June 8, 1999                    By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None